UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 25, 2024

Prospect Capital Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00659	43-2048643
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10 East 40th Street, 42nd Floor, New York, New York 10016
(Address of principal executive offices, including zip code)

(212) 448-0702

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	PSEC	NASDAQ Global Select Market
5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock, par value $0.001	PSEC PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

On December 28, 2023, the Company filed Articles Supplementary (the “Articles Supplementary”) with the State Department of Assessments and Taxation of Maryland (“SDAT”). The Articles Supplementary reclassified and designated 160,000,000 shares of the Company’s authorized and unissued shares of common stock, par value $0.001 per share (the “Common Stock”), into 80,000,000 shares of a series of preferred stock, designated as “Preferred Stock, Series A4”, par value $0.001 per share (the “Series A4 Shares”) and 80,000,000 shares of a series of preferred stock, designated as “Preferred Stock, Series M4”, par value $0.001 per share (the “Series M4 Shares” and, collectively with the Series A4 Shares, the “Preferred Stock”).

The Company originally reported the foregoing on a Current Report on Form 8-K filed on December 29, 2023; however, the Articles Supplementary attached to that Current Report on Form 8-K as an exhibit were not identical to the Articles Supplementary filed with SDAT. The Company is filing this Current Report on Form 8-K in order to attach an identical form of the Articles Supplementary filed with SDAT.

The foregoing description of the Preferred Stock is only a summary and is qualified in its entirety by reference to the full text of the Articles Supplementary, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 25, 2024, the Company authorized (with respect to the A4 and M4 Shares) distributions to preferred shareholders based on an annual rate equal to 7.33586% of the stated value of $25 per share of the A4 and M4 Shares, from the date of issuance or, if later, from the most recent dividend payment date (the first business day of the month), as follows:

Monthly Cash Preferred Shareholder Distribution	Record Date	Payment Date	Monthly Amount ($ per share), before pro ration for partial periods
February 2024	2/21/2024	3/1/2024	$0.152830

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
3.1    Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation - Preferred Stock Series A4, Preferred Stock Series M4

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Prospect Capital Corporation

By:     /s/ M. Grier Eliasek
Name:    M. Grier Eliasek
Title:     Chief Operating Officer
Date: January 25, 2024

Index to Exhibits

Exhibit Number	Description
3.1	Articles Supplementary to the Articles of Amendment and Restatement of Prospect Capital Corporation - Preferred Stock, Series A4, Preferred Stock Series M4

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